INVESTMENT UPDATE
                                 MARCH 31, 2003
                                 ICON BOND FUND

                                    [PHOTO]

                               SEMIANNUAL REPORT

                               [ICON FUNDS LOGO]

Table of Contents



 ABOUT THIS REPORT                          ............................................2

 MESSAGE FROM ICON FUNDS                    ............................................4

 MANAGEMENT OVERVIEW                        ............................................6

 SCHEDULE OF INVESTMENTS                    ............................................8

 FINANCIAL STATEMENTS                       ...........................................10

 FINANCIAL HIGHLIGHTS                       ...........................................12

 NOTES TO FINANCIAL STATEMENTS              ...........................................13

About This Report

-------------------------------------------------------------------------------
HISTORICAL RETURNS
-------------------------------------------------------------------------------

All total returns mentioned in this report account for the change in the Fund's per-share price, the reinvestment of any dividends and capital gains distributions, and adjustments for financial statement purposes. If your account is set up to pay Fund distributions in cash rather than reinvest them, your return may differ from these figures. The Fund's performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

  Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may differ from the figures shown. Please call us or visit www.iconfunds.com for the most recent returns.

-------------------------------------------------------------------------------
PORTFOLIO DATA
-------------------------------------------------------------------------------

Opinions and forecasts regarding industries, companies and themes, and portfolio composition and holdings are subject to change at any time based on market and other conditions, and should not be construed as a recommendation of any specific security. The Fund's percentage holdings as of March 31, 2003 are included in the Schedule of Investments.

  There are risks associated with mutual fund investing, including the risk of loss of principal. The Fund may invest in medium- and lower-quality debt securities which have higher yield potential but present greater investment and credit risk than higher-quality securities.

-------------------------------------------------------------------------------
COMPARATIVE INDEX
-------------------------------------------------------------------------------

The comparative index discussed in this report is meant to provide a basis for judging the Fund's performance against a specific securities index. The benchmark accounts for both change in security price and reinvestment of dividends and distributions, but does not reflect the costs of managing a mutual fund. The Fund's portfolio may significantly differ in holdings and composition from the index. Individuals cannot invest directly in the index.

  The Lehman Brothers U.S. Universal Index represents the union of the U.S. Aggregate Index, the U.S. High-Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, the non-ERISA portion of the Commercial Mortgage-Backed Securities (CMBS) Index and the CMBS High-Yield Index. All securities in this market-value weighted index have at least one year remaining to maturity and meet certain minimum issue size criteria. Total returns for the index do not reflect the costs of managing a mutual fund.

  Bloomberg is the source for the index returns included in this report.

Message from ICON Funds

-------------------------------------------------------------------------------
DEAR SHAREHOLDER:
[PHOTO]
-------------------------------------------------------------------------------

Thank you for choosing the ICON Funds. In expanding our product line to help investors navigate increasingly difficult and volatile markets, it is our pleasure to present you with this inaugural report for the ICON Bond Fund.

  Before delving into a review of the six-month period, I would like to take a moment to discuss our investment approach, particularly as it applies to the bond market. First and foremost, our unique combination of sector rotation and bottom-up valuation distinguishes us from other fixed-income investment managers. We view the bond market as one asset class with different sectors defined by duration and quality. Over time, certain sectors lead the market in what we refer to as market themes. Ultimately, these leaders become overpriced relative to intrinsic value while sectors that are out of favor drop below intrinsic value. When identified as such, based on strict valuation analysis and not economic or interest rate forecasts, we sell the overpriced bond sectors and buy the underpriced sectors in order to capture emerging market themes.

MARKET CLIMATE

Looking back over the past six months, the bond market was the beneficiary of the pessimism, uncertainty and fear that permeated the investment community. With the country fixated on impending war for much of the period, emotions ran high, setting off periods of irrational selling in which stock prices became detached from intrinsic value and financial fundamentals. While stocks were trading on average in the range of up to 50% below our estimate of fair value, U.S. Treasury securities were in the midst of a flight-to-quality rally that sent their valuations to lofty levels. However, as stocks rebounded off the market low of October 9, 2002 and again in mid-March 2003, Treasuries bid a hasty retreat. In contrast, corporate bonds, which had languished amid economic and default concerns, mirrored relief-based advances in the stock market. Though buoyed by the prospect of resolution, particularly with respect to Iraq, investors continued to deny underlying recoveries in GDP growth and corporate earnings.

[SIDENOTE]
Sector rotation and bottom-up valuation distinguish us from other fixed-income investment managers.

[SIDENOTE]
We continue to build on our core competency, capturing market themes and sector leadership through careful analysis.

LEADERSHIP MAY BE EMERGING

Yet even in the context of this rotation-driven rally, the mispriced corporate sector appeared much more eager in its surge back toward fair value. For that reason, we have steadily reduced our exposure to Treasuries, instead tilting our weightings in the direction of corporate bonds, even some non-investment-grade (high-yield) bonds. By favoring the comfort of Government bonds, investors were allowing corporate and lower-quality bonds to be priced at discounts to our estimate of fair value. Lately, it has appeared that investors are re-evaluating their default fears and favoring the previously abandoned corporate issues.

CAPITALIZING ON OPPORTUNITY

Just about everybody has a guess on the future of interest rates. We do not manage the ICON Bond Fund based on such guesses. Instead we rotate around the bond grid, selling sectors that appear overpriced and buying sectors that appear underpriced. Corporate bond prices have demonstrated strength during the last months of the period, but are still far below our estimate of fair value. The fear of default was so great that prices were at very deep discounts to our estimate of fair value.

  Thank you for your continued investment in the ICON Bond Fund.

Yours truly,

/s/ Craig T. Callahan

Craig T. Callahan D.B.A.
Trustee, Chief Investment Officer of the Adviser


[SIDENOTE]

What we see are well-managed, well-capitalized companies priced far below their intrinsic values.

Management Overview

HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARKS?

From its inception on October 1, 2002, the ICON Bond Fund, Class I gained 2.45% for the six months ended March 31, 2003. This compares to a 3.83% return for its benchmark, the Lehman Brothers U.S. Universal Index, over the same time period. The Fund's Class C shares returned 4.35% from the Class' inception date of October 22, 2002, while the Index returned 5.82% during this same period.

WHAT INVESTMENT ENVIRONMENT DID THE FUND FACE DURING ITS FIRST SIX MONTHS?

Stock market volatility and economic uncertainty pushed interest rates to historically low levels as investors shunned equities for the relative stability of fixed-income securities. Market leadership, however, was inextricably linked to changing moods and shifted between the safety of U.S. Treasuries and the higher yields of corporate bonds. While war fears, terrorist warnings and discouraging economic data set off a flight to quality, positive earnings news and hopes for a quick resolution to the war with Iraq sent investors in search of better returns. Nonetheless, the seesaw rotation fueled robust demand, propelling prices higher and driving yields down across the entire maturity spectrum. Meanwhile, lower-quality investment-grade bonds and high-yield debt also enjoyed a strong resurgence, benefiting from wider yield spreads versus higher-quality investment-grade credits.

  Despite favorable conditions for government and agency securities during the period, there were signs that the rally may have run its course. After keeping the overnight lending rate unchanged for most of 2002, the Federal Reserve Board shed its neutral bias and lowered short-term rates by one-half percent at its November 2002 meeting. Although the underlying strength of the economy remained tenuous, particularly with respect to business investment, the Fed held steady in subsequent months pending resolution of the Iraqi conflict. Policymakers noted that ongoing productivity gains had set the stage for gradual economic improvement once war-related concerns subsided. Amid growing worries that the Treasury market might be overbought, investors grappled with the possibility that a more upbeat economic outlook could produce a sharp reversal that would send yields higher but erode the value of existing securities.

WHAT FACTORS CONTRIBUTED TO THE FUND'S PERFORMANCE?

By employing "bottom-up" fundamental analysis of the bond market and utilizing our value/price methodology to identify the most attractive segments, the Fund succeeded in capturing gains coinciding with rotations in sector leadership. Within the first month of operations, the Fund's holdings were heavily weighted toward government and agency bonds, which were in the midst of a yearlong flight-to-quality rally. Although this positioning worked against the Fund when the corporate bond sector tracked an eight-week relief rally in the stock market, we reclaimed lost ground as equities subsequently retreated.

  However, as the bond market began to show signs of stabilizing, particularly during the second half of the period, we tilted our exposure toward lower-quality investment-grade and high-yield corporate bonds. While economic and default concerns had prevented these sectors from participating earlier on, proprietary valuation ratios and relative strength measures indicated that they were poised to outperform their government counterparts going forward. This was certainly the case during the surge in mid-March, which anticipated the onset of military action in Iraq. Unfortunately, this rotation proved fleeting as fears of a prolonged military campaign led investors to once again seek the safe haven of the Treasury market.

WHAT IS THE INVESTMENT OUTLOOK FOR THE BOND MARKET?

While market forces are expected to exert significant upward pressure on equities, we believe the opposite is true with respect to bonds. As economic improvements push bond yields off their historical lows, prices will most likely fall in response. Although the higher yields paid by lower-quality investment-grade and high-yield corporate bonds may well offset these dilutive effects, we have taken steps to lessen our interest rate exposure by shortening the Fund's average duration. Under these conditions, and based on our model, it is our belief that corporate bonds will outperform their government counterparts for the foreseeable future.

[SIDENOTE]

PORTFOLIO COMPOSITION
March 31, 2003 (unaudited)

Corporate Bonds:                                                           64.7%
  Investment Grade                                                         43.7%
  High-Yield/High-Risk                                                     21.0%
Convertible Bonds                                                           2.8%
U.S. Government                                                             9.1%
U.S. Agency                                                                10.2%
Cash Equivalents                                                           11.3%
Percentages are based upon net assets.

PORTFOLIO HIGHLIGHTS
March 31, 2003 (unaudited)

Number of Bonds                                                              83
Weighted average maturity                                              10.9 Yrs.
Weighted average duration                                               6.2 Yrs.
30-Day Current Yield
(after expense limitation)                                                 4.79%
30-Day Current Yield
(before expense limitation)                                                4.55%
Yield will fluctuate.

--------------------------------------------------------------------------------
TOP 10 BOND HOLDINGS
March 31, 2003
(unaudited)
--------------------------------------------------------------------------------

Tennessee Valley Authority, 5.625%, 01/18/11                       2.20%

Computer Associates International Inc., 6.375%, 04/15/05           2.07%

U.S. Treasury, 4.875%, 02/15/12                                    1.82%

U.S. Treasury, 8.875%, 02/15/19                                    1.63%

U.S. Treasury, 6.625%, 05/15/07                                    1.63%

EchoStar Communications Corp., 9.375%, 02/01/09                    1.60%

Fannie Mae, 7.125%, 01/15/30                                       1.60%

U.S. Treasury, 5.75%. 04/30/03                                     1.60%

Freddie Mac, 5.125%, 07/15/12                                      1.58%

General Motors Acceptance Corp., 6.125% 08/28/07                   1.54%


--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN
as of March 31, 2003
(unaudited)
--------------------------------------------------------------------------------

                                        SIX MONTHS                       SINCE
                                        ENDED         ONE      FIVE      INCEPTION
                                        3/31/03*      YEAR     YEARS     10/1/02*
----------------------------------------------------------------------------------
ICON Bond Fund -- Class I               2.45%         N/A      N/A       2.45%
----------------------------------------------------------------------------------
Lehman Brothers U.S. Universal Index    3.83%         N/A      N/A       3.83%
----------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. Information about these performance results and the comparative index can be found on pages 2 and 3. The Fund also offers Class C shares. These figures do not reflect the charges applicable to Class C shares of the Fund. Applying these charges would result in lower returns. The Adviser has agreed to limit a portion of the Fund's expenses if they exceed the designated cap. The Fund's total return would have been lower if this expense limitation had not been in place.
* Not annualized.


--------------------------------------------------------------------------------
VALUE OF A
$10,000 INVESTMENT
through March 31, 2003
--------------------------------------------------------------------------------
[LINE GRAPH]

                                ICON BOND FUND - CLASS I       LEHMAN BROTHERS U.S. UNIVERSAL INDEX
                                ------------------------       ------------------------------------
10/1/02                                 10000                                 10000
10/31/02                                 9902                                  9966
11/30/02                                 9819                                  9993
12/31/02                                10053                                 10200
1/31/03                                 10041                                 10228
2/28/03                                 10227                                 10373
3/31/03                                 10245                                 10383

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. The above graph compares a $10,000 investment made in the Fund's Class I shares on the Class' inception date of 10/01/02 to a $10,000 investment made in an unmanaged securities index on that date. The Fund's performance in this chart and the performance table assumes the reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The Fund also offers Class C shares. These figures do not reflect the charges applicable to Class C shares of the Fund. Applying these charges would result in lower returns.

Schedule of Investments
(unaudited)

SCHEDULE OF INVESTMENTS
March 31, 2003

PRINCIPAL AMOUNT                           MARKET VALUE
-------------------------------------------------------
BONDS 86.8%

CORPORATE BONDS 64.7%
$  450,000   Allied Waste North America
             Inc., 10.000%, 8-1-09           $466,875
   372,000   AT&T Corp., 7.750%, 3-1-07       408,035
   450,000   AT&T Wireless Services
             Inc., 8.750%, 3-1-31             516,043
   500,000   Bellsouth
             Telecommunications, 7.500%,
             6-15-33                          527,495
   500,000   Boeing Co., 8.750%, 8-15-21      606,710
   350,000   Capital One Financial
             Corp., 6.875%, 2-1-06            351,524
   400,000   Capital One Financial
             Corp., 6.500%, 7-30-04           401,862
   391,000   Cendant Corp., 7.375%,
             1-15-13                          407,582
   525,000   Citigroup Inc., 7.750%,
             4-2-12                           587,383
   400,000   Comcast Corp., 8.875%,
             5-1-17                           495,480
   300,000   Comcast Corp., 6.200%,
             11-15-08                         318,913
   800,000   Computer Associates
             International Inc., 6.375%,
             4-15-05                          824,000
   300,000   Cox Communications Inc.,
             7.750%, 11-1-10                  350,692
   250,000   CMS Energy Corp., 6.750%,
             1-15-04                          237,500
   500,000   CSC Holdings Inc., 7.250%,
             7-15-08                          492,500
   600,000   Echostar Communications
             Corp. Note, 9.375%, 2-1-09       639,000
     6,000   First American Corp.,
             7.550%, 4-1-28                     6,249
   783,000   Ford Motor Co., 7.450%,
             7-16-31                          599,298
   400,000   Ford Motor Credit Co.,
             5.750%, 2-23-04                  403,131
   350,000   Ford Motor Credit Co.,
             7.375%, 10-28-09                 330,907
   185,000   GTE North Inc., 6.940%,
             4-15-28                          199,613
   300,000   The Gap Inc., 10.550%,
             12-15-08                         345,000
   350,000   The Gap Inc., 6.900%,
             9-15-07                          361,375
   410,000   General Electric Capital
             Corp., 6.750%, 3-15-32           461,800
   354,000   General Electric Capital
             Corp., 7.375%, 1-19-10           416,348
   600,000   General Motors Acceptance
             Co., 6.125%, 8-28-07             615,305
   240,000   Georgia-Pacific Corp.,
             8.875%, 5-15-31                  204,000
   350,000   Georgia-Pacific Corp.,
             7.375%, 12-1-25                  267,750
   300,000   Goldman Sachs Group Inc.,
             6.600%, 1-15-12                  335,046
   300,000   Halliburton Co., 6.000%,
             8-1-06                           310,500
   680,000   Hertz Corp., 7.625%, 6-1-12      604,145
   300,000   Hilton Hotels Corp.,
             7.500%, 12-15-17                 280,500
   500,000   Household Finance Corp.,
             5.875%, 2-1-09                   540,355

PRINCIPAL AMOUNT                           MARKET VALUE
-------------------------------------------------------
$  400,000   JC Penney Co. Inc., 7.950%,
             4-1-17                          $384,000
   300,000   JC Penney Co. Inc., 7.600%,
             4-1-07                           307,500
   455,000   JP Morgan Chase & Co.,
             6.750%, 8-15-08                  517,903
   500,000   Liberty Media Corp.,
             8.250%, 2-1-30                   531,633
   450,000   Lyondell Chemical Co.,
             10.875%, 5-1-09                  418,500
   500,000   Mediacom Broadband LLC,
             11.000%, 7-15-13                 558,750
   500,000   Morgan Stanley, 7.250%,
             4-1-32                           572,488
   500,000   Motorola Inc., 6.500%,
             11-15-28                         452,500
   340,000   News America Holdings,
             7.750%, 2-1-24                   378,560
   300,000   News America Holdings,
             8.150%, 10-17-36                 348,305
   575,000   Nextel Communications Inc.
             Note, 9.375%, 11-15-09           603,750
   460,000   Owens-Illinois Inc.,
             8.100%, 5-15-07                  448,500
   300,000   Phillips Petroleum, 8.750%,
             5-25-10                          375,862
   400,000   PSEG Power LLC, 6.950%,
             6-1-12                           442,690
   350,000   Royal Caribbean Cruises
             Ltd. Note, 6.750%, 3-15-08       315,875
   382,000   SBC Communications Inc.,
             6.250%, 3-15-11                  425,093
   300,000   Sears Roebuck & Co.,
             6.500%, 12-1-28                  271,347
   305,000   Sears Roebuck & Co.,
             6.700%, 4-15-12                  312,118
   300,000   Starwood Hotels & Resorts
             Worldwide Inc., 7.875%,
             5-1-12                           298,875
   400,000   Sun Microsystems Inc.,
             7.500%, 8-15-06                  432,456
   399,000   Time Warner Inc.
             Debentures, 7.570%, 2-1-24       417,484
   150,000   Times Mirror Co. New
             Debentures, 7.500%, 7-1-23       164,227
   350,000   Toys R Us Inc., 7.625%,
             8-1-11                           345,612
   250,000   Tyco International Ltd.,
             6.125%, 11-1-08                  235,000
   240,000   Union Carbide Corp.,
             6.700%, 4-1-09                   241,508
   600,000   Utilicorp United Inc.,
             7.000%, 7-15-04                  579,000
   560,000   Verizon New Jersey Inc.,
             5.875%, 1-17-12                  605,084
   368,000   Vesta Insurance Group Inc.,
             8.750%, 7-15-25                  259,175
   300,000   Winn Dixie Stores Inc.,
             8.875%, 4-1-08                   315,000
   300,000   Wisconsin Power & Light
             Co., 7.000%, 6-15-07             330,313
   550,000   Xerox Corp., 5.500%,
             11-15-03                         547,250
-----------------------------------------------------
TOTAL CORPORATE BONDS                      26,349,274

SCHEDULE OF INVESTMENTS
March 31, 2003

PRINCIPAL AMOUNT                           MARKET VALUE
-------------------------------------------------------
CONVERTIBLE BONDS 2.8%
$  235,000   Clear Channel
             Communications Inc.,
             2.625%, 4-1-03                  $234,119
   223,000   GTECH Holdings Corp.,
             1.750%, 12-15-21                 311,642
   280,000   Omnicare Inc., 5.000%,
             12-1-07                          279,650
   400,000   Providian Financial Corp.,
             3.250%, 8-15-05                  315,500
-------------------------------------------------------
TOTAL CONVERTIBLE BONDS                     1,140,911

U.S. GOVERNMENT AND U.S. GOVERNMENT
AGENCY BONDS 19.3%
   200,000   Federal Farm Credit Bank,
             5.900%, 7-21-08                  225,576
   255,000   Federal Farm Credit Bank,
             5.900%, 8-4-08                   287,640
   210,000   FHLB, 5.945%, 7-28-08            237,771
   450,000   FHLB, 5.875%, 2-15-11            501,849
   414,000   Freddie Mac, 6.750%,
             3-15-31                          498,663
   588,000   Freddie Mac, 5.125%,
             7-15-12                          628,715
   512,000   Fannie Mae, 7.125%, 1-15-30      637,607
   300,000   Private Export Funding,
             6.490%, 7-15-07                  343,844
   800,000   Tennessee Valley Authority,
             5.625%, 1-18-11                  887,200
   669,000   U.S. Treasury, 4.875%,
             2-15-12                          726,361
   635,000   U.S. Treasury, 5.750%,
             4-30-03                          637,307
   559,000   U.S. Treasury, 6.625%,
             5-15-07                          649,401
   424,000   U.S. Treasury, 7.875%,
             11-15-04                         467,924
   321,000   U.S. Treasury, 8.750%,
             5-15-17                          465,450
   439,000   U.S. Treasury, 8.875%,
             2-15-19                          649,548
-----------------------------------------------------
TOTAL U.S. GOVERNMENT AND U.S.
GOVERNMENT AGENCY BONDS                     7,844,856
-----------------------------------------------------
TOTAL BONDS
             (COST $34,740,521)            35,335,041

PRINCIPAL AMOUNT                           MARKET VALUE
-------------------------------------------------------

SHORT-TERM INVESTMENTS 11.3%

U.S. GOVERNMENT OBLIGATIONS 4.9%
$  990,000   U.S. Treasury Bill 1.660%,
             4-17-03                         $989,569
   995,000   U.S. Treasury Bill 1.170%,
             4-24-03                          994,332
-----------------------------------------------------
TOTAL U.S. GOVERNMENT OBLIGATIONS           1,983,901

U.S. GOVERNMENT AGENCIES 2.6%
 1,060,000   FHLB Discount Note 1.010%,
             4-1-03                         1,060,000
-----------------------------------------------------
TOTAL U.S. GOVERNMENT AGENCIES              1,060,000

VARIABLE RATE DEMAND NOTES 3.8%
 1,542,657   American Family Demand Note
             0.951%(#)                      1,542,657
-----------------------------------------------------
TOTAL VARIABLE RATE DEMAND NOTES            1,542,657
-----------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS
             (COST $4,586,558)              4,586,558
-----------------------------------------------------

TOTAL INVESTMENTS 98.1%
             (COST $39,327,079)            39,921,599
-----------------------------------------------------
OTHER ASSETS LESS LIABILITIES 1.9%            783,945
-----------------------------------------------------
NET ASSETS 100.0%                         $40,705,544
-----------------------------------------------------

The accompanying notes are an integral part of the financial statements.

# Variable rate demand notes are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rates listed are as of March 31, 2003.

  Dates shown on each security are due dates of the obligations.

Financial Statements
(unaudited)

STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 2003

ASSETS
  Investments, at cost                               $39,327,079
                                                     -----------
  Investments, at value                               39,921,599
  Receivables:
    Fund shares sold                                     370,770
    Interest                                             647,206
    Expense reimbursement by Adviser                      14,453
                                                     -----------
  Total Assets                                        40,954,028
                                                     -----------

LIABILITIES
  Payables:
    Fund shares redeemed                                  11,388
    Advisory fees                                         20,085
    Accrued distribution fees                              7,557
    Fund accounting, custodial and transfer agent
      fees                                                20,288
    Administration fees                                    1,797
    Distributions due to shareholders                    150,878
  Accrued Expenses                                        36,491
                                                     -----------
  Total Liabilities                                      248,484
                                                     -----------
NET ASSETS -- ALL SHARE CLASSES                      $40,705,544
                                                     -----------
NET ASSETS -- CLASS I                                $40,451,366
                                                     -----------
NET ASSETS -- CLASS C                                $   254,178
                                                     -----------
  Shares outstanding (unlimited shares
    authorized, no par value)
    Class I                                            4,012,536
    Class C                                               25,212
  Net asset value (offering price and redemption
    price per share)
    Class I                                          $     10.08
    Class C                                          $     10.08

STATEMENT OF OPERATIONS

FOR THE PERIOD OCTOBER 1, 2003 (INCEPTION)
THROUGH MARCH 31, 2003

INVESTMENT INCOME
  Interest                                           $740,083
                                                     --------
  Total Investment Income                             740,083
                                                     --------

EXPENSES
  Advisory fees                                        86,364
  Distribution fees:
    Class I                                            35,864
    Class C                                               411
  Fund accounting, custodial and transfer agent
    fees                                               33,538
  Administration fees                                   6,896
  Audit fees                                            9,247
  Registration fees                                    13,316
  Legal fees                                              681
  Trustee fees and expenses                               554
  Shareholder reports                                   9,496
  Interest                                              3,119
  Other expenses                                       18,637
                                                     --------
  Total expenses                                      218,123
  Expense reimbursement by Adviser                    (30,672)
                                                     --------
  Net Expenses                                        187,451
                                                     --------
NET INVESTMENT INCOME                                 552,632
                                                     --------

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON
INVESTMENTS:
  Net realized (loss) from investment transactions   (229,603)
  Change in net unrealized appreciation on
    securities                                        594,520
                                                     --------
  Net realized and unrealized gain on investments     364,917
                                                     --------
NET INCREASE IN NET ASSETS RESULTING FROM
OPERATIONS                                           $917,549
                                                     ========

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
(unaudited)

                                                               For the period
                                                              October 1, 2002*
                                                               (inception) to
                                                               March 31, 2003
                                                              ----------------
OPERATIONS
  Net investment income                                         $   552,632
  Net realized loss from investment transactions                   (229,603)
  Change in unrealized appreciation/(depreciation) on
    securities                                                      594,520
                                                              ----------------
  Net increase in net assets resulting from operations              917,549
                                                              ----------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income                                            (540,471)
                                                              ----------------
  Net decrease from dividends and distributions                    (540,471)
                                                              ----------------
FUND SHARE TRANSACTIONS
  Shares sold
    Class I                                                      47,559,086
    Class C                                                         293,730
  Reinvested dividends and distributions
    Class I                                                         538,002
    Class C                                                           2,187
  Shares repurchased
    Class I                                                      (8,020,048)
    Class C                                                         (44,491)
                                                              ----------------
  Net increase from fund share transactions                      40,328,466
                                                              ----------------
  Total net increase in net assets                               40,705,544
                                                              ----------------
NET ASSETS
  Beginning of period                                                     -
  End of period                                                 $40,705,544
                                                              ----------------
NET ASSETS CONSIST OF
  Paid-in capital                                               $40,328,466
  Accumulated undistributed net investment income                    12,161
  Accumulated undistributed net realized loss from
    investments                                                    (229,603)
  Unrealized appreciation/depreciation on securities                594,520
                                                              ----------------
  Net Assets                                                    $40,705,544
                                                              ================
TRANSACTIONS IN FUND SHARES
  Shares sold
    Class I                                                       4,764,477
    Class C                                                          29,410
  Reinvested dividends and distributions
    Class I                                                          53,740
    Class C                                                             218
  Shares repurchased
    Class I                                                        (805,681)
    Class C                                                          (4,416)
                                                              ----------------
  Net increase                                                    4,037,748
                                                              ----------------
  Shares outstanding beginning of period                                  -
                                                              ----------------
  Shares outstanding end of period                                4,037,748
                                                              ================
PURCHASE AND SALES OF INVESTMENT SECURITIES
  (excluding Short-Term Securities)
  Purchase of securities                                        $27,597,970
  Proceeds from sales of securities                                 758,250
  Purchases of long-term U.S. government securities              11,523,365
  Proceeds from sales of long-term U.S. government
    securities                                                    5,381,809

* The offering of Class I shares commenced on October 1, 2002 and Class C shares on October 22, 2002.

The accompanying notes are an integral part of the financial statements.

Financial Highlights
(unaudited)

                                                                    Class I            Class C
                                                                For the Period      For the Period
                                                                October 1, 2002    October 22, 2002
                                                                (inception) to      (inception) to
                                                                March 31, 2003      March 31, 2003
                                                                ---------------    ----------------

Net asset value, beginning of period                                $ 10.00             $ 9.79
                                                                ---------------    ----------------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income(x)                                             0.19               0.15
  Net realized and unrealized gains on investments                     0.05               0.27
                                                                ---------------    ----------------
Total from investment operations                                       0.24               0.42
                                                                ---------------    ----------------
LESS DISTRIBUTIONS
  Dividends from net investment income                                (0.16)             (0.13)
  Distributions from net realized gains                                0.00               0.00
                                                                ---------------    ----------------
Total distributions                                                   (0.16)             (0.13)
                                                                ---------------    ----------------

Net asset value, end of period                                      $ 10.08             $10.08
                                                                ===============    ================

Total return(b)                                                        2.45%              4.35%

Net assets, end of period (in thousands)                            $40,451             $  254
Average net assets for the period (in thousands)                    $29,259             $  110
Ratio of expenses to average net assets:*
  Before expense waiver                                                1.51%              2.11%
  After expense waiver                                                 1.30%              1.90%
Ratio of net investment income to average net assets:*
  Before expense waiver                                                3.63%              3.18%
  After expense waiver                                                 3.84%              3.39%
Portfolio turnover rate                                               23.40%(a)          23.40%(a)

 *  Annualized for periods less than one year
(x) Calculated using the average share method
(a) Portfolio turnover is calculated at the Fund level and therefore represents the period October 1, 2002 (Fund inception) to March 31, 2003.
(b) Since the Fund was in existence for less than one year in fiscal year 2003, the total return calculation is for the period indicated.

The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements
(unaudited)

MARCH 31, 2003

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The ICON Bond Fund (the "Bond Fund" or "Fund") is a series fund of the ICON Funds (the "Trust"), a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment management company. The Bond Fund commenced operations on October 1, 2002 and offers two classes of shares. There are currently 17 other active funds within the Trust. The Fund is authorized to issue an unlimited number of no par shares.

  The investment objective of the Fund is maximum total return. The Fund may have elements of risk, including the risk of loss of principal. Additionally, the Bond Fund is invested in lower-rated debt securities that have a higher risk of default or loss because of changes in the economy, political environment, or adverse developments specific to the issuer.

  The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

Investment Valuation.
The Fund's securities and other assets are valued at the close of the regular trading session of the New York Stock Exchange (the "Exchange") (normally 4 p.m. Eastern time) each day the Exchange is open. A security listed or traded primarily on securities exchange or in the over-the-counter market is valued at its last sale price on the exchange or market where it is principally traded. Lacking any sales that day, the security is valued at the current closing bid price (or yield equivalent thereof) or based on quotes obtained from dealers making a market for the security or by a pricing service approved by the Trust's board of trustees. The market value of individual securities held by the Fund is determined by using pricing services that provide market prices to other mutual funds or, as needed, by obtaining market quotations from independent broker/dealers. Securities and assets for which quotations are not readily available are valued at fair value determined in good faith pursuant to consistently applied procedures established by the Trust's board. Short-term securities with remaining maturities of 60 days or less are generally valued at amortized cost or original cost plus accrued interest, both of which approximate market value.

Repurchase Agreements.
Repurchase agreements, if held by the Fund, are fully collateralized by U.S. Government securities and such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

(unaudited)

Income Taxes.
The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and, accordingly, the Fund will generally not be subject to federal and state income taxes, or federal excise taxes to the extent that it intends to make sufficient distributions of net investment income and net realized capital gain.

  Dividends paid by the Fund from net investment income and distributions of net realized short-term gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

  Dividends and distributions to shareholders are recorded by the Fund on the ex-dividend/distribution date. The Fund distributes net investment income, if any, monthly to shareholders, and net realized capital gains, if any, to shareholders at least annually, if not offset by capital loss carryovers. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles generally accepted in the United States of America.

Investment Income.
Dividend income is recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned.

Investment Transactions.
Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

Expenses.
Each class of the Fund's shares bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses, based upon relative net assets of each class. Expenses which cannot be attributable to a specific fund in the Trust are apportioned between all funds in the Trust based upon relative net assets.

2. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees.
Meridian Investment Management Corporation ("Meridian") serves as investment adviser to the Fund and is responsible for managing the Fund's portfolio of investments. Meridian receives a monthly management fee that is computed daily at an annual rate of 0.60% of the Fund's average daily net assets. For the period ended October 1, 2003, Meridian agreed to defer its investment advisory fee and/or reimburse the Fund's operating expenses (exclusive of brokerage, interest, taxes, and extraordinary expenses) to the extent necessary to ensure that the Fund's operating expenses do not exceed 1.90% for Class C and 1.30% for Class I. To the extent Meridian reimburses or absorbs fees and expenses, it may seek payment of such amounts for three years after the year in which the expenses were reimbursed or absorbed. The Fund will make no such payment, however, if the total annual Fund operating expenses exceed the expense limits in effect at the time the expenses were reimbursed or at the time these payments are proposed. For the period ended March 31, 2003, Meridian reimbursed/absorbed $30,672. These expenses are subject to recovery by Meridian based on a rolling three-year period.

Transfer Agency, Custody and Accounting Fees.
U.S. Bank N.A. ("U.S. Bank") and U.S. Bancorp Fund Services, LLC ("U.S. Bancorp") provide domestic custodial services, transfer agent services and fund accounting for the Fund. For these services the Trust pays a fee for transfer agent and custody services at an annual rate of 0.065% on the first $500 million of average daily net assets, 0.06% on the next $500 million of average daily net assets, and 0.05% on the balance of daily average net assets. The Fund pays a minimum fee for fund accounting of $39,000 on the first $100 million of average daily net assets, 0.025% on the next $200 million of average daily net assets and 0.0125% on the balance. The Trust also pays for various out-of-pocket costs incurred by U.S. Bancorp that are estimated to be 0.02% of average daily net assets.

Administrative Services.
The Trust has entered into an administrative services agreement with Meridian. This agreement provides for an annual fee of 0.05% on the Trust's first $500 million of average daily net assets and 0.04% on average daily net assets in excess of $500 million.

Distribution Fees.
The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act ("12b-1 Plan") under which the Fund is authorized to compensate the Fund's distributor, Meridian Clearing Corp. ("MCC") (an affiliate of the adviser) for the sale and distribution of shares. Under the 12b-1 Plan, Class C shareholders pay an annual 12b-1 and service fee of 0.85% of average daily net assets and Class I shareholders pay an annual 12b-1 fee of 0.25% of average daily net assets. For the six-months ended March 31, 2003 the total amount paid to MCC by the Fund pursuant to the 12b-1 Plan was $36,275.

Related Parties.
Certain officers and directors of Meridian and MCC are also officers and/or trustees of the Trust; however such officers and trustees receive no compensation from the Funds.

3. FEDERAL INCOME TAX

Income and capital distributions are determined in accordance with income tax regulations that may differ from accounting principles that are generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferrals of wash losses, foreign currency transactions, net investment losses, and capital loss carryovers.

  All distributions to date have been from net investment income. Since the first tax year for the Fund will not occur until the year ended September 30, 2003, there are no accumulated capital losses or "Post October" losses.

  The aggregate composition for the Fund of unrealized capital appreciation and depreciation of investment securities for federal income tax purposes as of March 31, 2003 are as follows:

Federal Tax Cost                    $39,327,079
Unrealized Appreciation             $   913,020
Unrealized Depreciation             $  (318,500)
Net Appreciation                    $   594,520

                       THIS PAGE INTENTIONALLY LEFT BLANK

[ICON FUNDS LOGO]

FOR MORE INFORMATION ABOUT THE ICON FUNDS, CONTACT US:

BY TELEPHONE                              1-800-764-0442

BY MAIL                                   ICON Funds
                                          P.O. Box 701
                                          Milwaukee, WI 53201-0701

IN PERSON                                 ICON Funds
                                          5299 DTC Boulevard, Suite 1200
                                          Greenwood Village, CO 80111

BY E-MAIL                                 ICON@mimcorp.com

ON THE INTERNET                           www.iconfunds.com

This report is for the general information of the Fund's shareholders. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus. Please call or visit www.iconfunds.com for a current prospectus, which contains more complete information, including charges, expenses, and share classes. Please read the prospectus carefully before you invest or send money. Meridian Clearing Corp., Distributor.

                                                                      I-114-BOND
--------------------------------------------------------------------------------